                                                                    EXHIBIT 99.3


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                                               483,741.75
         Available Funds:

               Contract Payments due and received in this period                                                        4,800,105.21
               Contract Payments due in prior period(s) and received in this period                                       643,519.45
               Contract Payments received in this period for next period                                                  111,401.20
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     232,290.39
               Prepayment Amounts related to early termination in this period                                             571,675.22
               Servicer Advance                                                                                           501,674.64
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                4,219.74
               Interest earned on Collection Account                                                                        7,681.94
               Interest earned on Affiliated Account                                                                          742.77
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                  Section 5.03                                                                                                  0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                                 0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                     ---------------
         Total Available Funds                                                                                          7,357,052.31
         Less: Amounts to be Retained in Collection Account                                                               495,850.07
                                                                                                                     ---------------
         AMOUNT TO BE DISTRIBUTED                                                                                       6,861,202.24
                                                                                                                     ===============


         DISTRIBUTION OF FUNDS:

               1. To Trustee - Fees                                                                                             0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              643,519.45
               3. To Noteholders (For Servicer Report immediately following the Final
                   Additional Closing Date)

                     a) Class A1 Principal and Interest                                                                         0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                             4,559,934.79
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                               619,968.75
                     b) Class B Principal and Interest                                                                     88,415.55
                     c) Class C Principal and Interest                                                                    177,256.65
                     d) Class D Principal and Interest                                                                    119,512.24
                     e) Class E Principal and Interest                                                                    157,567.31

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution

                     a) Residual Interest (Provided no Restricting or Amortization Event in
                           effect)                                                                                         42,901.05
                     b) Residual Principal (Provided no Restricting or Amortization Event in
                           effect)                                                                                        144,314.99
                     c) Reserve Account Distribution (Provided no Restricting or Amortization
                           Event in effect)                                                                                 4,219.74

               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                     Other Amounts                                                                                        240,715.10
               7. To Servicer, Servicing Fee and other Servicing Compensations                                             62,876.62
                                                                                                                     ---------------
         TOTAL FUNDS DISTRIBUTED                                                                                        6,861,202.24
                                                                                                                     ===============

                                                                                                                     ---------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting
            Event Funds (if any)}                                                                                         495,850.07
                                                                                                                     ===============

II.   RESERVE ACCOUNT

         Beginning Balance                                                                                           $  2,925,289.09
            - Add Investment Earnings                                                                                       4,219.74
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      4,219.74
                                                                                                                     ---------------
         End of period balance                                                                                       $  2,925,289.09
                                                                                                                     ===============
         Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
         (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $  2,925,289.09
                                                                                                                     ===============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                     Pool A                                                                         109,106,622.35
                     Pool B                                                                          38,443,404.73
                                                                                                   ---------------
                                                                                                                      147,550,027.08
      Class A Overdue Interest, if any                                                                        0.00
      Class A Monthly Interest - Pool A                                                                 700,015.32
      Class A Monthly Interest - Pool B                                                                 246,648.39

      Class A Overdue Principal, if any                                                                       0.00
      Class A Monthly Principal - Pool A                                                              2,941,411.19
      Class A Monthly Principal - Pool B                                                              1,291,828.64
                                                                                                   ---------------
                                                                                                                        4,233,239.83
      Ending Principal Balance of the Class A Notes
                     Pool A                                                                         106,165,211.16
                     Pool B                                                                          37,151,576.09
                                                                                                   ---------------   ---------------
                                                                                                                      143,316,787.25
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000     Original Face $257,425,000     Balance Factor
   $ 3.677435                                 $ 16.444556            55.673220%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                     Class A1                                                                                 0.00
                     Class A2                                                                                 0.00
                     Class A3                                                                        51,925,027.08
                     Class A4                                                                        95,625,000.00
                                                                                                   ---------------

      Class A Monthly Interest                                                                                        147,550,027.08
                     Class A1 (Actual Number Days/360)                                                        0.00
                     Class A2                                                                                 0.00
                     Class A3                                                                           326,694.96
                     Class A4                                                                           619,968.75
                                                                                                   ---------------

      Class A Monthly Principal
                     Class A1                                                                                 0.00
                     Class A2                                                                                 0.00
                     Class A3                                                                         4,233,239.83
                     Class A4                                                                                 0.00
                                                                                                   ---------------
                                                                                                                        4,233,239.83
      Ending Principal Balance of the Class A Notes
                     Class A1                                                                                 0.00
                     Class A2                                                                                 0.00
                     Class A3                                                                        47,691,787.25
                     Class A4                                                                        95,625,000.00
                                                                                                   ---------------   ---------------
                                                                                                                      143,316,787.25
                                                                                                                     ===============

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
Original Face $83,000,000       Original Face $83,000,000     Balance Factor
   $ 3.936084                                 $ 51.002890            57.459985%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                     Pool A                                                                           1,859,131.83
                     Pool B                                                                             654,999.30
                                                                                                   ---------------
                                                                                                                        2,514,131.13

      Class B Overdue Interest, if any                                                                        0.00
      Class B Monthly Interest - Pool A                                                                  12,022.39
      Class B Monthly Interest - Pool B                                                                   4,235.66
      Class B Overdue Principal, if any                                                                       0.00
      Class B Monthly Principal - Pool A                                                                 50,137.69
      Class B Monthly Principal - Pool B                                                                 22,019.81
                                                                                                   ---------------
                                                                                                                           72,157.50
      Ending Principal Balance of the Class B Notes
                     Pool A                                                                           1,808,994.14
                     Pool B                                                                             632,979.49
                                                                                                   ---------------   ---------------
                                                                                                                        2,441,973.63
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,387,000       Original Face $4,387,000       Balance Factor
   $ 3.705961                                $ 16.448028             55.663862%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                     Pool A                                                                           3,718,954.85
                     Pool B                                                                           1,310,307.43
                                                                                                   ---------------
                                                                                                                        5,029,262.28

      Class C Overdue Interest, if any                                                                        0.00
      Class C Monthly Interest - Pool A                                                                  24,359.15
      Class C Monthly Interest - Pool B                                                                   8,582.51
      Class C Overdue Principal, if any                                                                       0.00
      Class C Monthly Principal - Pool A                                                                100,275.38
      Class C Monthly Principal - Pool B                                                                 44,039.61
                                                                                                   ---------------
                                                                                                                          144,314.99
      Ending Principal Balance of the Class C Notes
                     Pool A                                                                           3,618,679.47
                     Pool B                                                                           1,266,267.82
                                                                                                   ---------------   ---------------
                                                                                                                        4,884,947.29
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $8,775,000       Original Face $8,775,000       Balance Factor
   $ 3.754035                                $ 16.446153             55.668915%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
               Pool A                                                                                 2,479,303.23
               Pool B                                                                                   873,538.30
                                                                                                   ---------------
                                                                                                                        3,352,841.53

      Class D Overdue Interest, if any                                                                        0.00
      Class D Monthly Interest - Pool A                                                                  17,231.16
      Class D Monthly Interest - Pool B                                                                   6,071.09
      Class D Overdue Principal, if any                                                                       0.00
      Class D Monthly Principal - Pool A                                                                 66,850.25
      Class D Monthly Principal - Pool B                                                                 29,359.74
                                                                                                   ---------------
                                                                                                                           96,209.99
      Ending Principal Balance of the Class D Notes
               Pool A                                                                                 2,412,452.98
               Pool B                                                                                   844,178.56
                                                                                                   ---------------   ---------------
                                                                                                                        3,256,631.54
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $5,850,000       Original Face $5,850,000       Balance Factor
   $ 3.983291                                $ 16.446152             55.668915%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
               Pool A                                                                                 3,099,474.68
               Pool B                                                                                 1,092,077.29
                                                                                                   ---------------
                                                                                                                        4,191,551.97

      Class E Overdue Interest, if any                                                                        0.00
      Class E Monthly Interest - Pool A                                                                  27,585.32
      Class E Monthly Interest - Pool B                                                                   9,719.49
      Class E Overdue Principal, if any                                                                       0.00
      Class E Monthly Principal - Pool A                                                                 83,562.82
      Class E Monthly Principal - Pool B                                                                 36,699.68
                                                                                                   ---------------
                                                                                                                          120,262.50
      Ending Principal Balance of the Class E Notes
               Pool A                                                                                 3,015,911.86
               Pool B                                                                                 1,055,377.61
                                                                                                   ---------------   ---------------
                                                                                                                        4,071,289.47
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $7,313,000       Original Face $7,313,000       Balance Factor
   $ 5.101164                                $ 16.445029             55.671947%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
            Pool A                                                                                    3,721,657.04
            Pool B                                                                                    1,311,514.67
                                                                                                   ---------------
                                                                                                                        5,033,171.71

      Residual Interest - Pool A                                                                         31,715.71
      Residual Interest - Pool B                                                                         11,185.34
      Residual Principal - Pool A                                                                       100,275.38
      Residual Principal - Pool B                                                                        44,039.61
                                                                                                   ---------------
                                                                                                                          144,314.99
      Ending Residual Principal Balance
            Pool A                                                                                    3,621,381.66
            Pool B                                                                                    1,267,475.06
                                                                                                   ---------------   ---------------
                                                                                                                        4,888,856.72
                                                                                                                     ===============

X.    PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                                     62,876.62
      - Servicer Advances reimbursement                                                                                   643,519.45
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                   240,715.10
                                                                                                                     ---------------
      Total amounts due to Servicer                                                                                       947,111.17
                                                                                                                     ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                123,985,143.96

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,342,512.71
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   120,642,631.25
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                          2,850,652.75

             - Principal portion of Prepayment Amounts                                                  491,859.96

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 3,342,512.71
                                                                                                   ===============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 43,685,841.72

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,467,987.09
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    42,217,854.63
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                          1,386,123.81

             - Principal portion of Prepayment Amounts                                                   81,863.28

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn during
                  Collection Period                                                                           0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 1,467,987.09
                                                                                                   ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     162,860,485.88
                                                                                                                     ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                     Predecessor
                                                                              Discounted           Predecessor      Discounted
         Lease #        Lessee Name                                           Present Value        Lease #          Present Value
         ------------------------------------------------------------------   -------------        -----------      ---------------
         3155-007       RADNET MANAGEMENT, INC.                               $  188,552.08        1231-033         $  1,243,525.87
         3155-008       RADNET MANAGEMENT, INC.                               $  535,706.60        1572-033         $    878,621.70
         3205-002       FOUNTAIN AND PHOENIX DIAGNOSTIC                       $3,111,829.21        2421-001         $  1,711,098.71
         3307-002       OPEN MRI OHIO 2 VENTURES, LLC                         $  767,314.06        1046-501         $    639,976.34
         3330-004       OPEN MRI TEXAS VENTURES, LLC                          $  756,617.60        1100-503         $    659,108.62
                                                                                                   1912-002         $    107,797.25






                                                                              -------------                         ---------------
                                                                    Totals:   $5,360,019.55                         $  5,240,128.49

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $  5,240,128.49
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---


         POOL B                                                                                                     Predecessor
                                                                              Discounted           Predecessor      Discounted
         Lease #        Lessee Name                                           Present Value        Lease #          Present Value
         ------------------------------------------------------------------   -------------        -----------      ---------------
         3305-001       OPEN MRI IOWA VENTURES, LLC                           $1,004,680.88        1047-501         $     77,392.98
                                                                                                   1100-504         $     93,947.73
                                                                                                   1344-026         $     17,225.68
                                                                                                   1344-029         $     63,104.76
                                                                                                   1344-030         $      2,292.14
                                                                                                   1347-010         $      5,382.42
                                                                                                   1347-011         $    202,500.53
                                                                                                   1347-012         $    194,679.35
                                                                                                   1791-008         $     10,844.23
                                                                                                   1791-010         $     60,297.19
                                                                                                   1791-011         $      9,057.14
                                                                                                   1791-012         $      9,708.25
                                                                                                   2097-004         $     44,783.62
                                                                                                   2454-001         $     80,861.15
                                                                                                   2454-003         $     86,291.63
                                                                                                   1101-524         $     27,639.26
                                                                              -------------                         ---------------
                                                                    Totals:   $1,004,680.88                         $    986,008.06


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $    986,008.06
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        1.09%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                       Predecessor
                                                                              Discounted           Predecessor      Discounted
      Lease #           Lessee Name                                           Present Value        Lease #          Present Value
      ---------------------------------------------------------------------   -------------        -----------      ---------------
      2841-002          MEDICAL IMAGING CO., INC.                             $  980,724.35        2207-005         $  1,326,497.89
      2908-001          ALASE, L.L.C.                                         $  131,731.36
      2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC.                  $  169,739.33
                        CASH                                                  $   44,302.85
      1999-004          NAVIX DIAGNOSTIX, INC.                                $2,985,811.62        1881-005         $  2,387,877.73
      3155-007          RADNET MANAGEMENT, INC.                               $  335,553.30        4284-402             $335,553.30
      1504-013          SIGNATURE MEDICAL                                     $1,221,375.67        2557-001         $  1,323,430.38
                        CASH                                                  $  102,054.71



                                                                              -------------                         ---------------
                                                                    Totals:   $5,971,293.19                         $  5,373,359.30

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  5,373,359.30
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                              Discounted           Predecessor      Discounted
      Lease #           Lessee Name                                           Present Value        Lease #          Present Value
      ---------------------------------------------------------------------   -------------        -----------      ---------------
      1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.                    $  506,250.32        2207-004         $    611,746.22
      1218-020          MEDICAL SERVICES OF AMERICA                           $  200,642.43








                                                                              -------------                         ---------------
                                                                    Totals:   $  706,892.75                         $    611,746.22

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $    611,746.22
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.68%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2002


XV.   POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
      This Month                       4,258,401.32    This Month                    162,860,485.88
      1 Month Prior                    4,760,338.43    1 Month Prior                 167,670,985.68
      2 Months Prior                   3,656,262.84    2 Months Prior                177,262,486.01

      Total                           12,675,002.59    Total                         507,793,957.57

      a) 3 MONTH AVERAGE               4,225,000.86    b) 3 MONTH AVERAGE            169,264,652.52

      c) a/b                                   2.50%

2.    Does a Delinquency Condition Exist (1c > 6%)?                                                Yes               No      X
                                                                                                      ------------     ------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                        Yes               No      X
                                                                                                      ------------     ------------
      B. An Indenture Event of Default has occurred and is then continuing?                        Yes               No      X
                                                                                                      ------------     ------------

4.    Has a Servicer Event of Default occurred?                                                    Yes               No      X
                                                                                                      ------------     ------------


5.    Amortization Event Check

      A. Is 1c  > 8%?                                                                              Yes               No      X
                                                                                                      ------------     ------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
            not remedied within 90 days?                                                           Yes               No      X
                                                                                                      ------------     ------------
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
            exceeds 6% of the ADCB on the Closing Date?                                            Yes               No      X
                                                                                                      ------------     ------------

6.    Aggregate Discounted Contract Balance at Closing Date                              Balance   $270,243,724.70
                                                                                                   ---------------


      DELINQUENT LEASE SUMMARY

               Days Past Due          Current Pool Balance             # Leases
               -------------          --------------------             --------
                     31 - 60                  4,450,454.00                   33
                     61 - 90                  2,252,787.60                   18
                    91 - 180                  4,258,401.32                   31


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization